UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2006

Senomyx, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50791	33-0843840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11099 North Torrey Pines Road La Jolla, California		92037
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 646-8300

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On October 10, 2006, we entered into Change in Control Agreements with Kent Snyder, our Chief Executive Officer, Mark J. Zoller, Ph.D., our Executive Vice President of Discovery and Development and Chief Scientific Officer, Harry J. Leonhardt, Esq., our Senior Vice President, General Counsel and Corporate Secretary, John Poyhonen, our Senior Vice President, Chief Financial and Business Officer, and Nigel R. A. Beeley, Ph.D., our Vice President, Discovery.

The agreements provide for severance payments and acceleration of vesting of stock options held by the executives in the event the executives are terminated under certain circumstances after a change in control of Senomyx.  The agreements are attached hereto as Exhibits 10.1 through 10. 5 and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

10.1                           Change in Control Agreement dated October 10, 2006 by and between Senomyx, Inc. and Kent Snyder.

10.2                           Change in Control Agreement dated October 10, 2006 by and between Senomyx, Inc. and Mark J. Zoller, Ph.D.

10.3                           Change in Control Agreement dated October 10, 2006 by and between Senomyx, Inc. and Harry J. Leonhardt, Esq.

10.4                           Change in Control Agreement dated October 10, 2006 by and between Senomyx, Inc. and John Poyhonen.

10.5                           Change in Control Agreement dated October 10, 2006 by and between Senomyx, Inc. and Nigel R. A. Beeley, Ph.D.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENOMYX, INC.

	By:	/s/ Harry J. Leonhardt, Esq.
Harry J. Leonhardt, Esq.
Senior Vice President, General Counsel and Corporate Secretary

Date: October 13, 2006

INDEX TO EXHIBITS

10.1                           Change in Control Agreement dated October 10, 2006 by and between Senomyx, Inc. and Kent Snyder.

10.2                           Change in Control Agreement dated October 10, 2006 by and between Senomyx, Inc. and Mark J. Zoller, Ph.D.

10.3                           Change in Control Agreement dated October 10, 2006 by and between Senomyx, Inc. and Harry J. Leonhardt, Esq.

10.4                           Change in Control Agreement dated October 10, 2006 by and between Senomyx, Inc. and John Poyhonen.

10.5                           Change in Control Agreement dated October 10, 2006 by and between Senomyx, Inc. and Nigel R. A. Beeley, Ph.D.